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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): November 29, 2000


                              ECOMETRY CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


         Florida                       0-25297                65-0090038
         -------                       -------                ----------
(State or Other Jurisdiction         (Commission            (IRS Employer
    of Incorporation)                File Number)         Identification No.)


 1615 South Congress Avenue, Delray Beach, Florida            33445-6368
      (Address of Principal Executive Offices)                (Zip Code)



Registrant's telephone number, including area code: (561) 265-2700
                                                   -------------------------

                        SMITH-GARDNER & ASSOCIATES, INC.
          -------------------------------------------------------------
          (Former Name or Former Address; if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

         Effective November 29, 2000, an amendment to Smith-Gardner & Associates, Inc.'s (the "Company") Amended and Restated Articles of Incorporation was filed with the Secretary of State of Florida changing the name of the Company to "Ecometry Corporation". Additionally, effective December 4, 2000 the Company's stock ticker symbol was changed to "ECOM".

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 4, 2000                          SMITH-GARDNER & ASSOCIATES, INC.


                                                By: /s/ Martin K. Weinbaum
                                                   ----------------------------
                                                   Martin K. Weinbaum
                                                   Vice President Finance and
                                                   Chief Financial Officer

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